UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 20, 2004

(Date of Report)

NEORX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 Elliott Avenue West, Suite 500, Seattle, Washington 98119-4007
(Address of principal executive offices) (Zip Code)

(206) 281-7001
(Registrant’s telephone number, including area code)

Item 5.           Other Events

On February 23, 2004, NeoRx Corporation completed a $9.7 million private placement transaction in which the company issued an aggregate of 1,845,000 shares of its common stock and warrants to purchase an aggregate of 922,500 shares of common stock.  See press release attached hereto as Exhibit 99.1 and incorporated herein by reference.   The forms of warrant and securities purchase agreement are attached hereto as Exhibit 4.1 and Exhibit 10.1, respectively, and are incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit No.	Description

4.1	Form of Common Stock Purchase Warrant

10.1	Securities Purchase Agreement dated as of February 20, 2004, by and among NeoRx Corporation and the Purchasers identified on the signature pages thereto

99.1	Press release dated February 23, 2004, announcing $9.7 million private placement financing

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEORX CORPORATION

Dated: December 23, 2003	By	/s/ Melinda G. Kile
Melinda G. Kile
Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Common Stock Purchase Warrant

10.1	Securities Purchase Agreement dated as of February 20, 2004, by and among NeoRx Corporation and the Purchasers identified on the signature pages thereto

99.1	Press release dated February 23, 2004, announcing $9.7 million private placement financing